UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 OR 15(d) of
                       The Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): August 15, 2005


                               CUBIC ENERGY, INC.
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             (Exact name of registrant as specified in its charter)


            Texas                       0-9355                   87-0352095
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(State or other jurisdiction         (Commission               (IRS Employer
       of incorporation)             File Number)           Identification No.)

                                 9870 Plano Road
                               Dallas, Texas 75238
               (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (972) 686-0369


                                       N/A
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         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_]  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

[_]  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))


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Item 1.01 Entry into a Material Definitive Agreement.

         The written description of the material terms of the employment and compensation arrangement between Cubic Energy, Inc. (the "Company") and James Busby contained in Item 5.02 of this Form 8-K is incorporated by reference into this Item 1.01.


Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

         Effective August 15, 2005, the Company appointed James L. Busby as its Chief Financial Officer. Mr. Busby joins the Company from Aviva Petroleum Inc. ("Aviva") where he served as the chief financial officer from February 2000 to August 2005. Mr. Busby also served as Aviva's treasurer from May 1994 through August 2005 and secretary from June 1996 through August 2005. Mr. Busby originally joined Aviva in November 1993 as its controller. Prior to joining Aviva, Mr. Busby spent more than 10 years with the public accounting firm KPMG, serving in several capacities including senior audit manager. Mr. Busby graduated from the University of Texas at Dallas with a Bachelor of Science degree in accounting in May 1984.

         In connection with his appointment as Chief Financial Officer of the Company, Mr. Busby will receive a base monthly salary of $7,291.66. Mr. Busby was also granted 75,000 non-registered and restricted shares of the Company's common stock of which 37,500 shares vested on August 15, 2005 and the remaining 37,500 shares will vest on December 15, 2005, provided that he has not resigned or been terminated for cause as of that date.


         The Company anticipates that all of the functions of the office of Chief Financial Officer will be performed by Mr. Busby by no later than October 1, 2005. Until such transition is complete, Jon S. Ross will continue performing such functions. Following this transition, Mr. Ross will continue to serve as Director and Secretary of the Company.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

      Date:  August 17, 2005                       CUBIC ENERGY, INC.

                                                   By: /s/ Jon Stuart Ross
                                                      --------------------------
                                                      Jon Stuart Ross, Secretary